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                                                                    Exhibit 32.1

    CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

The undersigned officers of Northwest Bancorp, Inc. (the "Company") hereby certify that, to the best of their knowledge:

1. The Company's quarterly report on Form 10-Q for the period ended September 30, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

November 13, 2003              /s/ William J. Wagner
------------------------       -------------------------------------------------
Date                           William J. Wagner
                               President and Chief Executive Officer

November 13, 2003              /s/ William W. Harvey, Jr.
------------------------       -------------------------------------------------
Date                           William W. Harvey, Jr.
                               Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Northwest Bancorp, Inc. and will be retained by Northwest Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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